UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 20, 2010
Skyworks Solutions, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-5560	04-2302115

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20 Sylvan Road, Woburn, Massachusetts		01801

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	781-376-3000
Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 9.01 Financial Statements and Exhibits
99.1 Press Release dated January 20, 2010
SIGNATURES
EXHIBIT INDEX
EX-99.1

Item 2.02 Results of Operations and Financial Condition.
     The information contained herein and in the accompanying exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
     On January 20, 2010, Skyworks Solutions, Inc. issued a press release in which it announced financial results for the three month period ended January 1, 2010. A copy of the press release is attached hereto as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
99.1 Press Release dated January 20, 2010, announcing Skyworks Solutions, Inc.’s financial results for the three month period ended January 1, 2010.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Skyworks Solutions, Inc.
January 20, 2010	By:	/s/ Donald W. Palette
		Name:	Donald W. Palette
		Title:	Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release dated January 20, 2010, announcing Skyworks Solutions, Inc.’s financial results for the three month period ended January 1, 2010.